Ex-99.(g)(81)

[Goldman Letterhead]

10/23, 2019

State Street Bank and Trust Company

Attn: Geoffrey Brainard

Channel Center

One Iron St

Boston, MA 02110

Re:	Goldman Sachs Income Fund: Additional Fund to Custodian Contract

Ladies and Gentlemen:

Reference is hereby made to the Custodian Contract dated as of July 15, 1991 by and among Goldman Sachs Trust, Goldman Sachs Trust II, Goldman Sachs MLP Income Opportunities Fund, Goldman Sachs MLP and Energy Renaissance Fund, Cayman Commodity-TTIF, Ltd., Cayman Commodity-MMA, Ltd., Cayman Commodity-MMA II, Ltd., Cayman Commodity-MMA III, Ltd., Cayman Commodity-MMA IV, Ltd., and Cayman Commodity-MMA V, Ltd., (collectively, the “GS Parties”), and State Street Bank and Trust Company (“State Street”), as amended, modified and supplemented from time to time (the “Custodian Contract’). Capitalized terms used herein without definition shall have the meanings ascribed to them in the Custodian Contract.

This is to advise, you that Goldman Sachs Trust has established one new series to be known as Goldman Sachs Income Fund (the “Fund”). The GS Parties hereby request that the Fund be added to the Custodian Contract and that, accordingly, you act as Custodian of the Fund under the terms thereof.

Please indicate your acceptance of the foregoing by executing two copies of this letter, returning one and retaining one copy for your records.

Sincerely,

GOLDMAN SACHS TRUST

By:	/s/ Levee Brooks
Name:	Levee Brooks
Title:	Vice President

GOLDMAN SACHS TRUST II

By:	/s/ Levee Brooks
Name:	Levee Brooks
Title:	Vice President

GOLDMAN SACHS MLP INCOME OPPORTUNITIES FUND

By:	/s/ Levee Brooks
Name:	Levee Brooks
Title:	Vice President

GOLDMAN SACHS MLP AND ENERGY RENAISSANCE FUND

By:	/s/ Levee Brooks
Name:	Levee Brooks
Title:	Vice President

CAYMAN COMMODITY-TTIF, LTD.

By:	/s/ Chris Bradford
Name:	Chris Bradford
Title:	Vice President

CAYMAN COMMODITY-MMA, LTD.

By:	/s/ Chris Bradford
Name:	Chris Bradford
Title:	Vice President

CAYMAN COMMODITY-MMA II, LTD.

By:	/s/ Chris Bradford
Name:	Chris Bradford
Title:	Vice President

CAYMAN COMMODITY-MMA III, LTD.

By:	/s/ Chris Bradford
Name:	Chris Bradford
Title:	Vice President

CAYMAN COMMODITY-MMA IV, LTD.

By:	/s/ Chris Bradford
Name:	Chris Bradford
Title:	Vice President

CAYMAN COMMODITY-MMA V, LTD.

By:	/s/ Chris Bradford
Name:	Chris Bradford
Title:	Vice President

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Andrew Erickson
Name:	Andrew Erickson
Title:	Executive Vice President

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